EXHIBIT 10.9

CINEDIGM DIGITAL FUNDING I, LLC ADAM M. MIZEL 55 MADISON AVENUE SUITE 300 07960 WILMINGTON ETATS-UNIS D'AMERIQUE TEL : 6463753382

PARIS LA DEFENSE, on 11/06/2010

RE	: SWAP TRANSACTION

Our Ref.	: ONE-3414200 / 3778715 : To be specified in every document exchanged between you and us.
Your Ref.	: (To be specified in your confirmation and mentioned in every document exchanged between you and us)

The purpose of this letter (the "Confirmation") is to confirm the terms and conditions of the transaction entered into between CINEDIGM DIGITAL FUNDING I, LLC/WILMINGTON and SOCIETE GENERALE/PARIS on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a Confirmation as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 28/05/2010, as amended and supplemented from time to time (the "Agreement ") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

THE TERMS OF THE PARTICULAR TRANSACTION TO WHICH THIS CONFIRMATION RELATES ARE AS FOLLOWS:

Trade Date	: 07/06/2010

Effective Date	: 15/06/2011

Termination Date	: 15/06/2013, subject to adjustment in accordance with the MODFOLLOWING Business Day Convention

FIXED AMOUNTS

Fixed Rate Payer	: CINEDIGM DIGITAL FUNDING I, LLC / WILMINGTON

Fixed Rate Payer Notional Amounts	:
From (including)	To (excluding)	Notional Amount
15/06/2011	15/06/2012	USD 33,333,333.33

Société anonyme au capital
de 529,060,522.50 EUR
RCS Paris 552 120 222

15/06/2012	17/06/2013	USD 26,666,666.67

Fixed Rate Payer Payment Date(s)
: Every 3M, on the D15 commencing 15/09/2011 up to and including the NONE, subject to adjustment in accordance with the MODFOLLOWING Business Day Convention and there will be an adjustment to the Calculation Period .

Fixed Rate	: 2.160000%

Fixed Rate Day Count Fraction	: ACT_360

Fixed Rate Payer Business Days	: LN
NY

FLOATING AMOUNTS

Floating Rate Payer	: SOCIETE GENERALE/PARIS

Floating Rate Payer Notional Amounts
From (including)	: To (excluding)	Notional Amount
15/06/2011	15/06/2012	USD 33,333,333.33
15/06/2012	17/06/2013	USD 26,666,666.67

Floating Rate Payer Payment Date(s)
: Every 3M, on the D15 commencing 15/09/2011 up to and including the NONE, subject to adjustment in accordance with the MODFOLLOWING Business Day Convention and there will be an adjustment to the Calculation Period .

Floating Rate Option	: USD-LIBOR-BBA

Designated Maturity	:

Spread	: None

Floating Rate Day Count Fraction	: ACT_360

Reset Dates	: The First Day of each Calculation Period, subject to adjustment in accordance with the MODFOLLOWING Business Day Convention.

Compounding	: Inapplicable

Floating Rate Payer Business Days	: LN
NY

Miscellaneous	:

Calculation Agent	:

Société anonyme au capital
de 529,060,522.50 EUR
RCS Paris 552 120 222

ACCOUNT DETAILS

NET PAYMENTS BETWEEN THE FIXED AND THE FLOATING AMOUNT IF CORRESPONDING PAYMENT DATES.

Payment to : SOCIETE GENERALE/PARIS

TO BE SPECIFIED

Payment to the COUNTERPARTY

TO BE SPECIFIED IN YOUR CONFIRMATION

IF YOU DON'T AGREE WITH THOSE PAYMENT INSTRUCTIONS, PLEASE INFORM US AS SOON AS POSSIBLE.

Notices:

Each party agrees to be bound by any transaction entered into between the parties from the time agreement is reached (whether by telephone, exchange of electronic messages or otherwise). Each party may, subject to its obtaining any consents and giving any notices which may be legally required, tape record any telephone conversation between the parties and each party agrees that any such tape recording shall be admissible in evidence in any court or other legal proceeding for the purpose of establishing any matters pertinent to such transaction.

SOCIETE GENERALE
OPER/FIC/CRD/RDB
TOUR SOCIETE GENERALE
17 COURS VALMY
92972 PARIS LA DEFENSE CEDEX
FRANCE

Contacts

	Telephone	Facsimile
Documentation

Vanilla Interest Rate Derivatives, Assignment Email: ird.novation@sgcib.com	33 (0) 1 589 826 16	33 (0) 1 469 246 74

Vanilla Interest Rate Derivatives Email: ird.documentation@sgcib.com	33 (0) 1 421 370 51	33 (0) 1 469 246 74

Non-Vanilla Interest Rate Derivatives	33 (0) 1 421 360 74	33 (0) 1 421 352 17

Payments

Interest Rate Derivatives Email: ird.payment@sgcib.com	33 (0) 1 421 370 35	33 (0) 1 469 246 73

Société anonyme au capital
de 529,060,522.50 EUR
RCS Paris 552 120 222

Interest Rate Derivatives Email: ird.suspens@sgcib.com	33 (0) 1 421 370 26	33 (0) 1 469 246 73

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter substantially similar to this letter, which letter sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Yours sincerely,

SOCIETE GENERALE/PARIS
By :
Name : PHILIPPE DE-BROSSARD
Title : RESPONSABLE BO IRD

/s/ Philippe De-Brossard

CINEDIGM DIGITAL FUNDING I, LLC/WILMINGTON
By :
Name :
Title :

Société anonyme au capital
de 529,060,522.50 EUR
RCS Paris 552 120 222